EXHIBIT 10.3
                 REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of this 6th day of December, 1999, by and between Tsunami Media, Inc., a California corporation (the "TMI") and Tsunami Media Corporation, a Delaware corporation (the
"Company") with reference to the following facts:

     A. Concurrently herewith, TMI and the Company have entered into that certain Asset Purchase Agreement (the "Purchase
Agreement"), whereby TMI has sold and the Company has bought certain assets of TMI.

     B. The Company has issued 2,000,000 shares of its common stock, without par value, to TMI as partial consideration for the assets transferred under the Purchase Agreement.

     C. The Company desires to grant to TMI, and its assignees or transferees, certain registration lights for such shares.

     NOW, THEREFORE, based on the above premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as set forth below:

1 Definitions. When used in this Agreement, capitalized terms shall have the meanings set forth below or elsewhere in this Agreement

          1.1 "Holder" means any person who at that time is the holder based on the records of the Company of any Registrable Securities, including assignees or transferees of the Registrable Securities.

          1.2 "Majority Holders" means the Holders of a majority in Market Value of the Registrable Securities. In the case of determinations made with respect to any Registration Statement, the determination shall be made with regard to the holdings of Selling Holders only.

          1.3 "Market Value" for any security on any given date means (i) the average closing price for the prior ten trading days for such security on the principal stock exchange on which such security is traded or (ii) if not so traded, the closing (or, if no closing price is available, the average of the bid and asked prices) for such period on the NASDAQ if such security is listed on the NASDAQ or (iii) if not listed on any exchange or quoted on the NASDAQ, such value as may be determined in good faith by the Company's Board of Directors, which determination shall be conclusively binding on the parties, except that, at the request of the Majority Holders, the fair price shall be determined by an investment banking firm reasonably acceptable to the Company, whose fees will be paid by the Holders unless the Market Price so determined exceeds 110% of that set by the Board.

          1.4 "Registrable Securities" means those shares of the Company's Common Stock received or receivable under the Purchase Agreement (including shares received from the Company with respect to or in replacement of such shares by reason of splits, dividends and recapitalization) but excluding any shares which are not "restricted securities" pursuant to Rule 144 or other comparable provision under the 1933 Act ("Rule 144").

          1.5 "Registration Statement" means any registration statement or comparable document under the 1933 Act through which a public sale or disposition of the Company's securities may be registered or exempted from registrations (except a form exclusively for the sale or distribution of securities by the Company to employees of the Company or its subsidiaries or for use exclusively in connection with a business combination).

          1.6 "SEC" means the Securities and Exchange Commission.

          1.7 "Selling Holder" means with respect to any Registration Statement, any Holder whose securities are included therein.

          1.8 "Sellers' Underwriter" means with respect to any Registration Statement, the underwriter designated in writing by the Majority Holders , subject to the reasonable approval of the Company.

          1.9 "1933 Act" shall mean the Securities Act of 1933, as amended, or any future comparable law.

          1.10 "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any future comparable law.

2    Right to Demand Registration

          2.1 Notice of Demand. The majority Holders may by written notice request that the Company register Registrable Securities under the 1933 Act. The Majority Holders shall have one such demand. The notice shall set forth (i) the number of shares to be included; (ii) the names of the Selling Holders and the amounts to be sold by each; and
     (iii) the proposed manner of sale, including the name of any proposed Sellers' Underwriter. Within 10 days after receipt of such notice, the Company shall notify all other Holders and offer to them the opportunity to include their shares in such registration.

          2.2  Holder and Registration.   Within 60 days after
     receipt of any notice pursuant to Section 2.1, the Company shall prepare and file with the SEC a Registration Statement on any applicable form, with respect to all the Registrable Securities specified in such notice, and use its best efforts to cause such Registration Statement to become effective. The Company may not include any other Securities in such Registration Statement to the extent that the Sellers' Underwriter shall reasonably object.

          2.3 Halfback. In the event that a registration is demanded pursuant to this Section 2, and the Company is advised in writing by its investment banking firm that the shares for which registration is requested cannot be sold without serious injury to the Company or its existing shareholders (the grounds for which decision shall be confidentially disclosed to any requesting Holder), the Company shall have the option to require the Selling Holders to withdraw such registration demand and not make any other demand for a period of up to 180 days at which point the Company will proceed with a Registration Statement without regard to this Section 2.3. If the Company exercises its halfback option pursuant to this Section 2.3, the withdrawn registration demand shall not be counted toward the Majority Holders' one demand right granted pursuant to this Section 2, and the Majority Holders will thereafter continue to have the right to make one such demand.

3. Incidental Registration. Each time the Company proposes to file a Registration Statement, except as a result of a demand under Section 2, the Company shall take the following steps:

          3.1 Notice. Mail a written notice of the offering and the name of the managing underwriter (if any) to each Holder at the address shown on the books and records of the Company at least forty-five (45) days prior to the effective date of any such Registration Statement; and

          3.2 Inclusion of Shares. Include in such Registration Statement any and all Registrable Securities specified in a notice by the Holder which is received by the Company not more than thirty (30) days following the mailing of the notice specified in Section 3.1 above. In connection with any registration, the Selling Holder must: (i) sell such Registrable Securities in the manner and on the terms adopted by or through the underwriter(s) acting on behalf of the Company in connection with such registration, if such underwriter(s) so requests; and (ii) accept a reduction (including a total elimination) in the number of shares to be included in such registration on a pro rata basis (based on the number of shares held by each) with any other selling shareholders holding contractual pari passu registration rights (except that the Company and any shareholder who has exercised demand registration rights with respect to such registration statement shall not be affected by such reduction) if the underwriter(s) reasonably deem that without such reduction (or elimination) the Company might be substantially hindered in the terms or number of securities which it could sell in such registration, provided that such shares are then registered by the Company within 120 days after the effective date of the Registration Statement from which they are excluded. Nothing in this Section 3.2 shall limit the ability of the Company to withdraw a Registration Statement it has filed either before or after effectiveness.

     In the case of an underwritten offering, a Selling Holder may only withdraw his or her included shares after the filing of the Registration Statement only (i) with the consent of the underwriter; (ii) if the final price is less than the range of prices given in the preliminary prospectus; (iii) if the Company breaches its obligations; or (iv) as provided in Section 4.2.

4. Registration Procedures. Whenever the Company shall register any securities pursuant to this Section 4, the parties agree as follows:

          4.1 Selling Holder Information. The Selling Holders shall provide the Company with such information about such Holder and his or her intended manner of distributing the Registrable Securities, and shall otherwise cooperate with the Company and the underwriter(s) as may be needed or helpful in the reasonable opinion of the Company to complete any obligation of the Company hereunder. Failure to comply with this requirement shall excuse the Company from an further obligation to a Selling Holder to include his or her shares in that Registration Statement;

          4.2 Consultation. The Company shall supply copies of any Registration Statement, any amendment thereto and any communications of the SEC related thereto to each Selling Holder and to any Sellers' Underwriter prior to filing such document with the SEC, and shall reasonably consult with such persons and their counsel with respect to the form and content of such filing. The Company will immediately amend such Registration Statement to include such reasonable changes as the Selling Holders and any Sellers' Underwriter reasonably agree should be included therein. Any Selling Holder requesting a change refused by the Company may withdraw his or her shares from the Registration Statement;

          4.3 Provision of Prospectuses. The Company shall furnish each Selling Holder and any Sellers' Underwriter such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus in conformity with the requirements of the 1933 Act, and such other documents as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of such securities;

          4.4 Blue Sky Compliance. The Company shall use its best efforts to register or qualify the securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as each Selling Holder shall request (provided, however, that the Company shall not be required (i) to consent to, or take any action which would subject it to, general service of process for all purposes or (ii) to qualify to do business in any jurisdiction where it is not then subject or qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable the Selling Holders to consummate the public sale or other disposition of such securities in such jurisdictions;

          4.5 Amendments. The Company shall use its best efforts to prepare and file promptly with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith, as may be necessary to keep such Registration Statement continuously effective and in compliance with the 1933 Act for up to six months, or until all Registrable Securities registered in that Registration Statement are sold, whichever is earlier;

          4.6 Prospectus Delivery. At any time when a sale or other public disposition pursuant to a Registration Statement is subject to a prospectus delivery requirement, the Company shall immediately notify each Selling Holder and Sellers' Underwriter of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Upon receipt of such a notice, each Selling Holder shall immediately discontinue sales or other dispositions of Registrable Securities pursuant to the Registration Statement. The Selling Holders may resume sales only upon receipt of amended prospectuses or after such Holders have been advised by the Company that the use of the previous prospectus may be legally resumed;

          4.7 Opinions. At the request of any Selling Holder, the Company shall use its best efforts to furnish on the date that the Registrable Securities are delivered to that Holder and any Sellers' Underwriter for sale in connection with a registration pursuant to this Agreement (i) an opinion of the counsel representing the Company for the purposes of such registration, and (ii) a letter from the independent certified public accountants of the Company, each dated such date and in form and substance as is customarily given by counsel and independent certified public accountants to underwriters in an underwritten public offering, addressed to any Sellers' Underwriter and to the requesting Selling Holders;

          4.8 Stop-Orders. The Company agrees to immediately notify each Selling Holder (i) of the issuance by the SEC of any stop order or order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, or (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or the initiation of any proceedings for such purpose. The Company, with the reasonable cooperation of the Selling Holders, shall make every reasonable effort to contest any such proceedings and to obtain the withdrawal of any such order at the earliest possible moment;

          4.9 Review of Records. The Company shall make available all financial and other records, pertinent corporate documents and properties of the Company for inspection by any Selling Holder, any Sellers' Underwriter, and their counsel and accountants, and shall cause the Company's officers, directors and employees to supply all information reasonably requested by any such person in connection with any Registration Statement filed or to be filed hereunder so long as such person agrees to keep confidential any records, information or documents designated by the Company in writing as confidential;

          4.10 Earnings Statements. The Company shall make earning statements satisfying and provisions of Section I l(a) of the 1933 Act generally available to its security holders no later than 45 days after the end of any 12-month period commencing at the end of any fiscal quarter in which Registrable Securities are sold;

          4.11 Underwriting Agreement. At the request of the Company or any Sellers' Underwriter, each Selling Holder shall enter into an underwriting agreement in a form consistent with those then currently in use by major underwriters and with the provisions of this Agreement; and

          4.12 Compliance With Laws. In all actions taken under this Agreement, the Company and each Selling Holder agree to use their best efforts to comply with all provisions of the 1933 Act as well as any other applicable law.

5. Registration Not Required. The Company shall have no obligation to any Holder under Sections 2 and 3 of this Agreement
(i) with respect to whom the Company has obtained an opinion of counsel, in form reasonably satisfactory to such Holder, to the effect that the Registrable Securities involved may be immediately sold to the public without registration thereof, whether pursuant to Rule 144 or otherwise; or (ii) if within ten
(10) days of the time that

registration is requested under this Agreement, the Company offers to purchase the Registrable Securities to be included at Market Value.

6. Reports under the 1934 Act. With the view to making the benefit of Rule 144 and Rule 144A available to the Holders, at any time after the Company becomes public the Company agrees to use its best efforts to:

          6.1 Make and keep public information available (as such terms are understood and defined in Rule 144 or 144A) at all times subsequent to the effective date of the first Registration Statement covering an underwritten public offering filed by the Company until no Registrable Securities remain outstanding;

          6.2 Timely file with the SEC all reports and other documents required of the Company under the 1933 Act and the 1934 Act and any rules and regulations promulgated thereunder; and

          6.3 Promptly furnish to any Holder upon request at any time (i) a written statement by the Company that it has complied with these covenants; (ii) a copy of the most recent annual or other quarterly report of the Company and
     (iii) such other reports and documents so filed by the Company as may be reasonably requested by the Holder.

7    Indemnity.

          7.1 The Company's Indemnity. The Company will indemnify each Selling Holder and any Sellers' Underwriter (and any of their officers and directors and persons who control such Holder or Underwriter within the meaning of
     Section 15 of the 1933 Act or Section 20 of the 1934 Act) against all claims, losses, damages, liabilities and expenses (including those relating to settlements approved by the Company, which consent shall not be unreasonably withheld) resulting from any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any other related document incident to that registration) or from any omission or alleged omission to state therein a material ' fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same is based on (i) information furnished in writing to the Company by such Holder, an underwriter, or any Selling Holder expressly for use therein, or (ii) the circumstances set forth in
     Section 7.2(y) hereof.

          7.2 The Holder's Indemnity. Each Selling Holder will indemnify the Company, any underwriter, and any other person selling under a Registration Statement (and any of their officers and directors and persons who control the Company or such persons within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) against all claims, losses, damages, liabilities and expenses (including those relating to settlements approved by the Holder, which consent shall not be unreasonably withheld) resulting from
     (x) any untrue statement or alleged untrue statement of a material fact contained in that Registration Statement (or in any other document incident to that registration) or from any omission or alleged omission to state a material fact required to be stated or necessary to make the statements therein not misleading, but only to the extent based upon information furnished in writing to the Company by that Holder expressly for inclusion in that Registration Statement or other document or (y) any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact from, a prospectus if (i) a later prospectus corrected the untrue statement or alleged untrue statement, or omission or alleged omission, (ii) at such time the Company had advised the Holder of the availability of the revised prospectus, and (iii) there would have been no such liability had such later prospectus actually been delivered to the purchaser at or prior to confirmation of sale.

8. Expenses of Registration. The Company shall bear all expenses other than Selling Holder Expenses (defined below) incurred in any Registration, including all registration and Filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of the independent certified public accountants (including for any special audits) and of Company's counsel. Each Selling Holder shall bear his or her equitable share of any Selling Holder Expenses. "Selling Holder Expenses" shall consist of (i) Selling Holder's legal costs, (ii) any proportionate share of brokerage or underwriting fees, expenses or commissions and (iii) any other costs required to be paid by Selling Holders in order to comply with state securities laws and regulations.

9 Future Registration Rights. If the Company grants any person rights (i) to demand that the Company register securities of the Company under the 1933 Act or (ii) to have securities of the Company included in a Registration Statement, which are more favorable than the provisions of this Agreement in any regard (including those relating to the expenses to be home by the Company), the rights granted herein shall be deemed to be amended to include such more favorable rights in addition to those set forth herein. The Company agrees not to grant any person any rights to include securities in a Registration Statement filed as a result of a demand under Section 2.

10. Miscellaneous

          10.1Modifications. This Agreement may not be amended, altered or modified except by a writing signed by the parties.

          10.2 Notices. All notices under this Agreement will be in writing and will be delivered by personal service or telegram, telecopy or certified mail (if such service is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which will initially be as set forth below. Any notice sent by certified mail will be deemed to have been given three (3) days after the date on which it is mailed. All other notices will be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices will be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

     (i)  If to the Company:

          1902 11th Street Southeast
          Calgary, Alberta T2G3G2
          Canada

     (ii) If to TMI:

          40356 Oak Park Way
          Suite U
          Oakhurst, California 93644 USA

     (iii)     If to a Holder:

     at such address as is in the Company records for such Holder
     (which shall be updated upon notice from the Holder or TNU

          10.3 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

          10.4 Disputes.

               10.4.1 Governing Law; Jurisdiction. All questions with respect to this Agreement and the rights and liabilities of the parties will be governed by the laws of California, regardless of the choice of law provisions of California or any other jurisdiction. Any and all disputes between the parties which may arise pursuant to this Agreement not settled by arbitration will be heard and determined before an appropriate federal or state court located in Madera, California. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.

               10.4.2 Arbitration as Exclusive Remedy. Except for actions seeking injunctive relief, which may be brought before any court having jurisdiction, any Claim arising out of or relating to this Agreement or any related agreement, including without limitation its validity, interpretation, enforceability or breach, which are not settled by agreement between the parties, shall be settled by arbitration in Los Angeles California under the commercial arbitration rules of the American Arbitration Association. Each party agrees that the arbitration provisions of this Agreement are its exclusive remedy for such claims and expressly waives any right to a jury trial or to seek redress in another forum. During the arbitration proceedings, each party shall bear the fees of any arbitrator appointed by it, and the fees of any neutral arbitrator(s) shall be borne equally by each party. At the conclusion of the arbitration proceedings, the losing party shall reimburse
          the winning    party for any fees for arbitrators
          previously borne by the winning party.

               10.4.3 Attorneys' Fees. In any dispute between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to the attorneys' fees and court costs incurred by reason of such dispute.

          10.5 Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

          10.6 Rules of Construction.

               10.6.1 Headings. The Article and Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular Article or Section.

               10.6.2 Tense and Case. Throughout this Agreement, as the context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases, and the term "including" means
          "including but not limited to."

               10.6.3 Severability. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

               10.6.4 Legal. The language used in this Agreement will be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise

          10.7 Entire Understanding. This Agreement, and any agreement entered into contemporaneously herewith sets forth the entire agreement and understanding of the parties hereto in respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof and is not intended to confer upon any other person any rights or remedies hereunder. There have been no representations or statements, oral or written, that have been relied on by any party hereto, except those expressly set forth in this Agreement.

          10.8 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              TMI
                              Tsunami Media, Inc.,
                              a California corporation


                              /s/ Edmond Heinbockel
                              By:  Edmond Heinbockel
                                   Its: President

                              COMPANY

                              Tsunami Media Corporation,
                              a Delaware corporation


                              /s/ Peter Leeuwerke
                              By:  Peter Leeuwerke
                                   Its: President